                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

                 THE SOUTHERN BANC COMPANY, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction
applies:
________________________________________________________________
_____________

     2.  Aggregate number of securities to which transaction
applies:
________________________________________________________________
_____________

     3.  Per unit price or other underlying value of transaction computed
         pursuant to Exchange Act Rule 0-11 (set forth the
amount on which
         the filing fee is calculated and state how it was
determined :
________________________________________________________________
_____________

     4.  Proposed maximum aggregate value of transaction:

________________________________________________________________

     4.  Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]









                    October 9, 1998






Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Southern Banc Company, Inc. to be held at the main office of First Federal Savings and Loan Association of Gadsden, 221 S. 6th Street, Gadsden, Alabama, on Thursday, November 12, 1998, at 5:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.

     During the meeting, we will also report on the operations of the Company's subsidiary, First Federal Savings and Loan Association of Gadsden. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you do not attend the meeting. On behalf of your Board of Directors, I thank you for your interest and support.

                              Sincerely,

                              /s/ James B. Little, Jr.

                              James B. Little, Jr.
                              Chairman of the Board
                              and President

            THE SOUTHERN BANC COMPANY, INC.
                   221 S. 6TH STREET
                GADSDEN, ALABAMA 35901
                    (256) 543-3860

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON NOVEMBER 12, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of The Southern Banc Company, Inc.
(the "Company"), will be held at the main office of First
Federal Savings and Loan Association of Gadsden, 221 S. 6th
Street, Gadsden, Alabama, at 5:00 p.m. on Thursday, November 12,
1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of one director of the
               Company for a term to expire in 1999 and three directors of the Company for terms to expire in 2001; and

          2.   Transaction of such other business as
               may properly come before the Meeting or
               any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of busi-ness on September 25, 1998 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /S/ Peggy Smith

                              PEGGY SMITH
                              SECRETARY

Gadsden, Alabama
October 9, 1998

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
_______________________________________________________________

                    PROXY STATEMENT
                          OF
            THE SOUTHERN BANC COMPANY, INC.
                   221 S. 6TH STREET
                GADSDEN, ALABAMA 35901


            ANNUAL MEETING OF STOCKHOLDERS
                   NOVEMBER 12, 1998


                        GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Southern Banc Company, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of First Federal Savings and Loan Association of Gadsden (the "Association"), 221 S. 6th Street, Gadsden, Alabama, on Thursday, November 12, 1998, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 9, 1998.


          VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.


      VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 25, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,230,313 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Directors and executive officers of the Company and persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership of the Common Stock pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), the following table sets forth, as of the Record Date, certain information as to those persons who were believed to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and those shares that were believed to be beneficially owned by all directors and executive officers of the Company as a group.


                                                                  Percent of Shares
Name and Address                       Amount and Nature of        of Common Stock
of Beneficial Owner                    Beneficial Ownership         Outstanding
-------------------                    --------------------       -----------------
The Southern Banc Company, Inc.
Employee Stock Ownership Plan
221 S. 6th Street
Gadsden, Alabama                             80,991 (1)               6.6%

John Hancock Mutual Life Insurance Company
John Hancock Place
Boston, Massachusetts                        88,400 (2)               7.2

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York                           91,500 (3)               7.4

Friedman, Billings, Ramsey Group, Inc.
1001 19th Street, N.
Arlington, VA  22209                         68,050 (4)               5.5

All directors and executive officers
 as a group (11 persons)                    158,036 (5)              12.8

____________
(1) Consists of unallocated shares held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid; does not include 35,389 allocated shares. The ESOP trustees, currently Directors Dowling, Taylor and Keeling, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(2) Based on a Schedule 13G filed in February 1998, John Hancock Advisors, Inc., a subsidiary of John Hancock Mutual Life Insurance Company, has sole voting and dispositive power over the reported shares.
(3) Based on a Schedule 13D filed in February 1997 and amended in May 1997, Jeffrey L. Gendell and Tontine Financial Partners, L.P. have shared voting and dispositive power over the reported shares.
(4) Based on a Schedule 13G filed in February 1998 and amended in March 1998, Friedman, Billings, Ramsey Group, Inc. has sole voting and dispositive power over the reported shares.
(5) Includes exercisable stock options for 37,843 shares; does not include unallocated shares held by the ESOP (see above); does not include 37,545 shares held by the Company's management recognition plan trust, of which Directors Dowling, Taylor and Keeling are trustees; does not include 27,223 shares held by the Company's stock option and incentive plan trust, of which Directors Dowling, Taylor and Keeling are trustees.


                 ELECTION OF DIRECTORS

GENERAL

    The Board of Directors has nominated Grady Gillam, W. Roscoe Johnson, III and Rex G. Keeling, Jr. to serve as directors for a three-year period and has nominated Gates Little to serve as a director for a one-year period. All nominees are currently members of the Board. Under Delaware law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year.

    The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Association, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned (each director of the Company is also a member of the Board of Directors of the Association).

                                 Year First                 Shares of
                                 Elected as                 Common Stock
                      Age at      Director      Current     Beneficially
                     June 30,      of the        Term       Owned at the      Percent
     Name              1998     Association(1) to Expire    Record Date (2)   of Class
--------------------------------------------------------------------------------------

                      BOARD NOMINEE FOR TERM TO EXPIRE IN 1999 (3)

Gates Little           28          1994           1998          12,868         1.04%

                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Grady Gillam           74          1989           1998          10,280          *
W. Roscoe Johnson, III 55          1989           1998           8,894          *
Rex G. Keeling, Jr.    55          1974           1998          13,416         1.09

                         DIRECTORS CONTINUING IN OFFICE

Thomas F. Dowling, III 61          1972           1999          15,189         1.23
Fred Taylor            71          1993           1999          13,516         1.10
Craig G. Cantrell      69          1961           2000          10,280          *
James B. Little, Jr.   70          1957           2000          49,670         4.04

_____________
(1) All directors were initially appointed as directors of the Company in 1995 in connection with the incorporation of the Company.
(2) Includes exercisable stock options for 1,908, 2,856, 2,544, 2,182, 2,909, 2,544, 1,908 and 14,547 shares, respectively; does not include unallocated shares held by the ESOP; does not include shares held by the Company's management recognition plan trust and stock option and incentive plan trust. See "VOTING SECURITIES AND BENEFICIAL OWNERSHIP" above.
(3) To transfer Gates Little's directorship term from Class I to Class II, which will necessitate his standing for election with Class II directors again in 1999 and keep the classes of directors as nearly equal in number as possible.
*   Less than 1%.


    Set forth below is information concerning the Company's nominees for election as directors and continuing directors.
Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    GATES LITTLE joined the Association in 1993 and has served as Executive Vice President since January 1998. Previously, he served as Vice President of the Association. In 1992, Mr. Little served as Development Assistant for Complete Health, a health maintenance organization located in Birmingham, Alabama. Before 1992, he was a student at the University of Alabama. Mr. Little is the son of James B. Little, Jr.

    GRADY GILLAM is retired. Prior to his retirement in 1984, Mr. Gillam was employed as President of the American National
Bank of Gadsden. Mr. Gillam serves as a Trustee and a member of the Board of the First Methodist Church in Gadsden.

    W. ROSCOE JOHNSON, III is a partner of the law firm of Inzer, Haney, Johnson & McWhorter, P.A. which is located in
Gadsden and is General Counsel to the Company and the Association. He attends the Episcopal Church of the Holy
Comforter in Gadsden.

    REX G. KEELING, JR. is a property/casualty insurance salesman with Insurance Facilities. From 1988 to 1994, Mr. Keeling was self-employed as a relief pharmacist and from 1985 to 1988, he served as pharmacy director for Gregerson Food/Pharmacy located in Gadsden. Mr. Keeling has served as the chairman of the American Cancer Society Golf Tournament and as a committee member of the Big Oak Ranch Golf Marathon. He has also served as a volunteer football coach for several of the local high schools.

    THOMAS F. DOWLING, III is a dentist in private practice in Gadsden. He is a deacon of the First Baptist Church of Gadsden.

    FRED TAYLOR is a realtor and owner of Taylor Realty, located in Albertville. Mr. Taylor is a member of the First
Baptist Church in Albertville, the National Real Estate
Association, the Alabama Realtors and the Marshall County Board of Realtors.

    CRAIG G. CANTRELL is a retired physician. From 1957 to 1992, Dr. Cantrell was in private practice specializing in internal medicine. Dr. Cantrell is a Deacon of the First
Baptist Church in Gadsden.

    JAMES B. LITTLE, JR. joined the Association in 1957 and has served as its President since 1966. In 1976, he was elected Chairman of the Board. Mr. Little is a member of the Gadsden Chamber of Commerce. Mr. Little is the father of Gates Little.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Association hold regular monthly meetings and special meetings as needed. During the year ended June 30, 1998, the respective Boards met 5 and 12 times. No director attended fewer than 75% in the aggregate of the total number of meetings of the Boards held while he was a member during the year ended June 30, 1998 and the total number of meetings held by committees on which he served during such fiscal year.

    The Compensation Committee of the Company's Board of Directors most recently consisted of Messrs. Taylor, Dowling and Gillam. This committee reviews the performance of the employees of the Company and its subsidiaries and makes recommendations to the Board of Directors regarding employee compensation and met once regarding compensation for fiscal 1998.

    The Company does not have a standing audit committee.  The
Company's full Board of Directors acts as an audit committee and met one time in this capacity to review the results of the audit for fiscal 1998.

    The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee under the Company's Certificate of Incorporation and met one time in this capacity to select the nominees for election as directors at the Meeting.

DIRECTOR COMPENSATION

    The Company's directors meet on a quarterly basis and receive $300 per meeting. For fiscal 1998, the Company's directors fees totaled $9,600. The Association's directors receive fees of $700 per monthly meeting attended and $350 per committee meeting attended. Directors may miss up to two monthly meetings and still receive the monthly fee. For fiscal 1998, the Association's directors' fees totaled $68,250.

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth cash and non-cash compensation for each of the three fiscal years ended June 30, 1998 awarded to or earned by the Company's Chief Executive Officer, James B. Little, Jr., for services rendered in all capacities to the Company and its subsidiaries.

                                                                            Long-Term
                                                                        Compensation Awards
                                        Annual Compensation           ------------------------
                                 ----------------------------------     Restricted  Securities
   Name and             Fiscal                         Other Annual       Stock     Underlying     All Other
Principal Position       Year     Salary(1)   Bonus   Compensation(2)    Awards(3)   Options     Compensation(4)
-----------------------------------------------------------------------------------------------------------------
James B. Little, Jr.     1998      $119,600   $  6,600    $2,016         $    --      $    --      $45,195
                         1997       119,600     11,000     2,016              --           --       18,150
                         1996       118,400     12,650     2,774         170,018 (3)   36,368       13,750

1   Includes directors' fees of $9,600 for fiscal 1998.
2   Consists of excess life insurance.
3   As of June 30, 1998, Mr. Little held 14,547 shares of restricted Common Stock awarded under the Company's Management Recognition Plan ("MRP").  Such shares had an aggregate value of $225,478 based on the closing price of the Common Stock on June 30, 1998 ($15.50 per share).  Such shares vest at the rate of 20% per year from the date of award, subject to accelerated vesting upon death or disability.  Dividends are paid on such shares to the extent paid on the Common Stock generally.
4   Consists of contributions to the Association's defined contribution qualified pension plan, pursuant to which the Association contributes 5% of each employee's annual salary and bonus to an IRA account, and ESOP share allocations, valued at the respective fiscal year ends.

    Stock Options.  The following table sets forth information regarding the number and value of options held by  the Company's
Chief Executive Officer at the end of fiscal 1998.   No  options
were granted or exercised by him during the year.

                              Number of Securities            Value of Unexercised
                             Underlying Unexercised           In-the-Money Options
                            Options at Fiscal Year-End       at Fiscal Year-End (1)
                         ------------------------------    --------------------------
                         Exercisable       Unexercisable   Exercisable  Unexercisable
                         -----------       -------------   -----------  -------------
James B. Little, Jr.       14,547           21,820          $55,460      $83,188

__________
(1) Based on difference between exercise price ($11.6875) and closing price on June 30, 1998 ($15.50).


    Employment Agreements. The Company and the Association have entered into employment agreements with James B. Little, Jr., Chairman of the Board and President of the Association and the Company. In such capacities, Mr. Little is responsible for overseeing all operations of the Association and the Company and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the agreements assure fair treatment of Mr. Little in relation to his career with the Company and the Association by assuring him of some financial security. The agreements have been approved by the Office of Thrift Supervision ("OTS").

    The agreements provide for terms of three years, with a minimum annual base salary of $110,000 per year. On each anniversary date from the date of commencement of the agreements, the terms of employment will be extended to a date up to 36 months thereafter, upon a determination by the Boards of Directors that the performance of Mr. Little has met the required performance standards and that such agreements should be extended. Additionally, the agreements provide for an automatic 36 month extension of the term upon the occurrence of a "Change in Control" (as defined below). The agreements provide Mr. Little with a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon Mr. Little's death or disability and are terminable for "just cause" as defined in the agreements (for example, personal dishonesty, willful misconduct or material breach of the agreements). In the event of termination for just cause, no severance benefits are available. In addition, Mr. Little will be entitled to employer-paid family medical insurance until he reaches age 72, regardless of his employment status. If the Company or the Association terminates Mr. Little without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the agreements plus his salary only for an additional 12-month period (but not in an aggregate amount in excess of three times his five years' average annual compensation). If the agreements are terminated due to Mr. Little's disability (as defined in the employment agreements), his salary and benefits will immediately terminate. In the event of Mr. Little's death during the terms of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits payable to Mr. Little will be paid in a lump sum or in installments, as he elects. Mr. Little is able to terminate the agreements voluntarily by providing 90 days' written notice to the Boards of Directors of the Association and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. However, in the event Mr. Little voluntarily terminates his employment within 90 days following the occurrence of one of the following events (other than in connection with a "Change in Control") (i) a material reduction in his base compensation, (ii) the failure to continue to provide him with the compensation and benefits provided for under the agreements or with benefits substantially similar to those provided to him under an employee benefit plan of the Association in which he is a participant, or the taking of any action that would directly or indirectly reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him, (iii) the assignment to him of duties and responsibilities materially different from those normally associated with his position, or (iv) a material diminution or reduction in his responsibilities or authority, he will be entitled to those benefits and payments he would be entitled to receive if he had been involuntarily terminated without just cause.

    The agreements contain provisions stating that in the event of Mr. Little's involuntary or constructive termination of employment in connection with, or within 6 months before or 24 months after, any "Change in Control" of the Association or the Company, other than for just cause, he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code) and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue Code) that he receives on account of the change in control. Under the agreements, a "Change in Control" is defined as (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Association's or Company's voting stock, (ii) the control of the election of a majority of the Association's or the Company's directors, (iii) the exercise of a controlling influence over the management or policies of the Association or the Company, or
(iv) during any consecutive two-year period, directors of the Company or the Association at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Association, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The agreements provide that the amount to be paid to Mr. Little in the event of such an involuntary termination will be paid in one lump sum within ten days of such termination. The agreements also provide for a similar lump sum payment to

be made in the event of Mr. Little's voluntary termination of employment for any reason within 30 days of a Change in Control upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control which have not been consented to in advance in writing by him, including (i) the requirement that he move his personal residence or perform his principal executive functions more than 30 miles from the Association's primary office as of the date of the Change in Control, (ii) a material reduction in his base compensation as then in effect, (iii) the failure of the Company and the Association to continue to provide him with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which he is or becomes a participant or under his employment agreements, or the taking of any action by the Company or the Association which would directly or indirectly deprive him of any material fringe benefit enjoyed by him as of the date of the Change in Control,
(iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Association, (v) a material reduction in his authority and responsibility, (vi) the failure to re-elect him to the Company's or the Association's Board of Directors, or (vii) a material reduction in his secretarial or administrative support. The aggregate payments that would be made to Mr. Little assuming his termination of employment under the foregoing circumstances at June 30, 1998 would have been approximately $425,544. These provisions may have an antitakeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If Mr. Little were to prevail over the Company and the Association in a legal dispute with respect to the agreements, he would be reimbursed for his legal and other expenses.

    Supplemental Executive Retirement Agreement. In order to provide James B. Little, Jr. with supplemental retirement benefits and thereby encourage his continuing service as Chairman of the Board and President of the Association, the Association has entered into the SERA with Mr. Little. Pursuant to the terms of the SERA, the Association will establish an account in the name of Mr. Little to which the Association will credit (at the close of each calendar year) an amount equal to the difference between 25% of his annual compensation for the calendar year and the annual additions credited to him under any tax-qualified plans sponsored by the Company or the Association (including the ESOP and the SEP). For each calendar year, the amount credited to this account will earn interest at a rate equal to the highest rate paid by the Association on certificates of deposit, regardless of term. Upon his retirement from the Association, the balance in his account will be paid to Mr. Little in five substantially equal installments, with the first installment due on the first day of the second month after he leaves employment. Should Mr. Little retire before the Association fully repays the loan by which the ESOP purchased Common Stock in the Association's mutual to stock conversion, Mr. Little will be entitled to receive an additional payment equal to the fair market value of (i) the benefits he would have accrued under the ESOP if the loan had been fully repaid on the date of his retirement and all assets of the ESOP were thereupon allocated to the accounts of the participants, and (ii) a tax bonus equal to 40% of the amount he recognizes as ordinary income pursuant to clause (i). Notwithstanding the foregoing, the amount payable to Mr. Little pursuant to the SERA will be reduced to the extent that, on his date of termination of employment, either (i) the fair market value of his benefits to be paid exceeds the limitations established by the OTS as in effect on the effective date of the SERA, or (ii) such reduction is necessary to avoid subjecting the Association to liability under Section 280G of the Internal Revenue Code of 1986, as amended.

    In the event of Mr. Little's death before he has received all benefits payable to him pursuant to the SERA, the Association shall pay to his beneficiary a lump sum payment equal to the balance of the above-described account and any additional payment to which he would be entitled due to the ESOP loan still being outstanding. If his employment with the Association is terminated for "Just Cause" (as defined in Mr. Little's employment agreement), he will forfeit the right to receive any payments pursuant to the SERA. In the event of a "Change in Control" (as defined in his employment agreement), the present value of the benefits to which he is entitled shall be payable to him in one lump sum payment.


TRANSACTIONS WITH MANAGEMENT

    The Association offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current federal law, the Association's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. At June 30, 1998, the Association's loans to directors and executive officers totaled approximately $207,147, or less than 0.2% of the Association's total assets at that date.

    Mr. Johnson, a member of the Association's Board of Directors, is a partner in the law firm of Inzer, Haney Johnson, & McWhorter, P.A. Such firm performs routine legal services on behalf of the Association, primarily in connection with the closing of mortgage loans. In fiscal year 1998, fees for such services totaled $22,213.


   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, which was the Company's independent certified public accounting firm for the 1998 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Arthur Andersen LLP is not expected to be present at the Annual Meeting.


     SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.


                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                 STOCKHOLDER PROPOSALS

    In order to be eligible to be considered for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 1999, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 221 S. 6th Street, Gadsden, Alabama 35901, no later than June 12, 1999. Any such proposal shall be subject to applicable legal requirements, including the proxy rules adopted under the Exchange Act.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Peggy Smith

                             PEGGY SMITH
                             SECRETARY
Gadsden, Alabama
October 9, 1998

________________________________________________________________
    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, THE SOUTHERN BANC COMPANY, 221 S. 6TH STREET, GADSDEN, ALABAMA 35901.
________________________________________________________________

[X] PLEASE MARK VOTES        REVOCABLE PROXY
    AS IN THIS EXAMPLE  THE SOUTHERN BANC COMPANY, INC.

               ANNUAL MEETING OF STOCKHOLDERS
                      NOVEMBER 12, 1998

The undersigned hereby appoints James B. Little, Jr. and Craig
G. Cantrell, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of The Southern Banc Company, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the main office of First Federal Savings and Loan Association of Gadsden, 221 S. 6th Street, Gadsden, Alabama, on Thursday, November 12, 1998 at 5:00 p.m., and at any and all adjournments thereof, as follows:

                                                      WITH-
                                            FOR       HOLD       EXCEPT

1.   The election as directors of all
     nominees listed (except as marked
     to the contrary below):                [  ]      [   ]      [   ]

     NOMINEE FOR TERM TO EXPIRE IN 1999
     Gates Little

     NOMINEE FOR TERM TO EXPIRE IN 2001
     Grady Gillam
     W. Roscoe Johnson, III
     Rex G. Keeling, Jr.

     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, MARK "EXCEPT" AND WRITE THAT
     NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ___________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITION.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date
this proxy in the box below           Date ______________

---Stockholders sign above------Co-holder (if any) sign above---

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated October 9, 1998 and an annual report to stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                       PLEASE ACT PROMPTLY
             SIGN, DATE AND MAIL YOUR PROXY TODAY